Exhibit 99.1 SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN (Adopted by the Board of Directors on September 21, 2023) (Approved by the Stockholders on May 17, 2024) Effective Date: May 17, 2024

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN i TABLE OF CONTENTS Page SECTION 1. ESTABLISHMENT AND PURPOSE. .............................................................. 1 SECTION 2. DEFINITIONS. .................................................................................................... 1 (a) “Affiliate” ........................................................................................................................ 1 (b) “Award” .......................................................................................................................... 1 (c) “Award Agreement” ...................................................................................................... 1 (d) “Board of Directors” or “Board” .................................................................................. 1 (e) “Cash-Based Award” ..................................................................................................... 1 (f) “Change in Control” ...................................................................................................... 1 (g) “Code” ............................................................................................................................. 3 (h) “Committee” ................................................................................................................... 3 (i) “Company” ..................................................................................................................... 3 (j) “Consultant” ................................................................................................................... 3 (k) “Disability”...................................................................................................................... 4 (l) “Employee” ..................................................................................................................... 4 (m) “Exchange Act” .............................................................................................................. 4 (n) “Exercise Price” .............................................................................................................. 4 (o) “Fair Market Value” ...................................................................................................... 4 (p) “ISO” ............................................................................................................................... 5 (q) “Nonstatutory Option” or “NSO” ................................................................................. 5 (r) “Operating Partnership Units” ..................................................................................... 5 (s) “Option” .......................................................................................................................... 5 (t) “Outside Director” ......................................................................................................... 5 (u) “Parent” .......................................................................................................................... 5 (v) “Participant” ................................................................................................................... 5 (w) “Permitted Holders” ...................................................................................................... 5 (x) “Plan” .............................................................................................................................. 6 (y) “Purchase Price” ............................................................................................................ 6 (z) “Restricted Share” ......................................................................................................... 6 (aa) “SAR” .............................................................................................................................. 6

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN ii (bb) “Saul Organization” ....................................................................................................... 6 (cc) “Section 409A”................................................................................................................ 6 (dd) “Securities Act” .............................................................................................................. 6 (ee) “Service” ......................................................................................................................... 6 (ff) “Share” ............................................................................................................................ 6 (gg) “Stock” ............................................................................................................................ 6 (hh) “Stock-Based Award” .................................................................................................... 7 (ii) “Stock Unit” .................................................................................................................... 7 (jj) “Subsidiary”.................................................................................................................... 7 SECTION 3. ADMINISTRATION. .......................................................................................... 7 (a) Committee Composition .................................................................................................. 7 (b) Committee Appointment .................................................................................................. 7 (c) Committee Responsibilities ............................................................................................. 7 SECTION 4. ELIGIBILITY. .................................................................................................... 9 (a) General Rule .................................................................................................................... 9 (b) Ten-Percent Stockholders ................................................................................................ 9 (c) Attribution Rules .............................................................................................................. 9 (d) Outstanding Stock ............................................................................................................ 9 SECTION 5. STOCK SUBJECT TO PLAN; OUTSIDE DIRECTOR COMPENSATION LIMIT. .......................................................................................... 9 (a) Basic Limitation ............................................................................................................... 9 (b) Additional Shares ........................................................................................................... 10 (c) Substitution and Assumption of Awards ....................................................................... 10 (d) Outside Director Compensation Limit ........................................................................... 10 SECTION 6. RESTRICTED SHARES. ................................................................................. 10 (a) Restricted Share Award Agreement ............................................................................... 10 (b) Payment for Awards ...................................................................................................... 11 (c) Vesting ........................................................................................................................... 11 (d) Voting and Dividend Rights .......................................................................................... 11 (e) Restrictions on Transfer of Shares ................................................................................. 11 SECTION 7. TERMS AND CONDITIONS OF OPTIONS. ................................................ 11

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN iii (a) Option Award Agreement .............................................................................................. 11 (b) Number of Shares .......................................................................................................... 11 (c) Exercise Price................................................................................................................. 12 (d) Withholding Taxes ......................................................................................................... 12 (e) Exercisability and Term ................................................................................................. 12 (f) Exercise of Options ........................................................................................................ 12 (g) Effect of Change in Control ........................................................................................... 12 (h) No Rights as a Stockholder ............................................................................................ 12 (i) Modification, Extension and Renewal of Options ......................................................... 13 (j) Restrictions on Transfer of Shares ................................................................................. 13 (k) Buyout Provisions .......................................................................................................... 13 SECTION 8. PAYMENT FOR SHARES. ............................................................................. 13 (a) General Rule .................................................................................................................. 13 (b) Surrender of Stock ......................................................................................................... 13 (c) Services Rendered .......................................................................................................... 13 (d) Cashless Exercise ........................................................................................................... 13 (e) Exercise/Pledge .............................................................................................................. 14 (f) Net Exercise ................................................................................................................... 14 (g) Promissory Note............................................................................................................. 14 (h) Other Forms of Payment ................................................................................................ 14 (i) Limitations under Applicable Law ................................................................................ 14 SECTION 9. STOCK APPRECIATION RIGHTS. .............................................................. 14 (a) SAR Award Agreement ................................................................................................. 14 (b) Number of Shares .......................................................................................................... 14 (c) Exercise Price................................................................................................................. 14 (d) Exercisability and Term ................................................................................................. 15 (e) Effect of Change in Control ........................................................................................... 15 (f) Exercise of SARs ........................................................................................................... 15 (g) Modification, Extension or Assumption of SARs ......................................................... 15 (h) Buyout Provisions .......................................................................................................... 15 SECTION 10. STOCK UNITS. ................................................................................................. 15

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN iv (a) Stock Unit Award Agreement ........................................................................................ 15 (b) Payment for Awards ...................................................................................................... 16 (c) Vesting Conditions ........................................................................................................ 16 (d) Voting and Dividend Rights .......................................................................................... 16 (e) Form and Time of Settlement of Stock Units ................................................................ 16 (f) Death of Participant ....................................................................................................... 16 (g) Creditors’ Rights ............................................................................................................ 17 SECTION 11. CASH-BASED AWARDS AND STOCK BASED AWARDS. ...................... 17 SECTION 12. ADJUSTMENT OF SHARES. ......................................................................... 17 (a) Adjustments ................................................................................................................... 17 (b) Dissolution or Liquidation ............................................................................................. 18 (c) Merger or Reorganization .............................................................................................. 18 (d) Reservation of Rights ..................................................................................................... 19 SECTION 13. DEFERRAL OF AWARDS. ............................................................................. 19 (a) Committee Powers ......................................................................................................... 19 (b) General Rules ................................................................................................................. 20 SECTION 14. AWARDS UNDER OTHER PLANS. ............................................................. 20 SECTION 15. PAYMENT OF DIRECTOR’S FEES IN SECURITIES. ............................. 20 (a) Effective Date ................................................................................................................ 20 (b) Elections to Receive NSOs, SARs, Restricted Shares, or Stock Units .......................... 20 (c) Number and Terms of NSOs, SARs, Restricted Shares or Stock Units ........................ 20 SECTION 16. LEGAL AND REGULATORY REQUIREMENTS. ..................................... 20 SECTION 17. TAXES. ............................................................................................................... 21 (a) Withholding Taxes ......................................................................................................... 21 (b) Share Withholding ......................................................................................................... 21 (c) Section 409A .................................................................................................................. 21 SECTION 18. TRANSFERABILITY. ...................................................................................... 21 SECTION 19. PERFORMANCE BASED AWARDS. ........................................................... 22 SECTION 20. RECOUPMENT. ............................................................................................... 22

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN v SECTION 21. NO EMPLOYMENT RIGHTS. ....................................................................... 22 SECTION 22. DURATION AND AMENDMENTS. .............................................................. 22 (a) Term of the Plan............................................................................................................. 22 (b) Right to Amend the Plan ................................................................................................ 22 (c) Effect of Termination ..................................................................................................... 23 SECTION 23. AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES. ....... 23 SECTION 24. GOVERNING LAW. ........................................................................................ 23 SECTION 25. SUCCESSORS AND ASSIGNS. ...................................................................... 23 SECTION 26. EXECUTION. .................................................................................................... 23

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 1 SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN SECTION 1. ESTABLISHMENT AND PURPOSE. This Saul Centers, Inc. 2024 Stock Incentive Plan (the “Plan”) was adopted by the Board of Directors on September 21, 2023, and shall be effective on May 17, 2024 (the “Effective Date”). The Plan’s purpose is to enhance the Company’s ability to attract, retain, incent, reward, and motivate persons who make (or are expected to make) important contributions to the Company and/or its Subsidiaries and Affiliates by providing Participants with equity ownership and other incentive opportunities. The Plan is intended as the successor to the Saul Centers, Inc. 2004 Stock Plan, as amended (the “Predecessor Plan”). From and after the Effective Date, no additional awards shall be granted under the Predecessor Plan and all outstanding awards granted under the Predecessor Plan shall remain subject to the terms of the Predecessor Plan. All Awards granted on or after the Effective Date of the Plan shall be subject to the terms of the Plan. SECTION 2. DEFINITIONS. (a) “Affiliate” means any entity other than a Subsidiary if the Company and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity. (b) “Award” means any award of an Option, a SAR, a Restricted Share, a Stock Unit, a Stock-Based Award, or a Cash-Based Award under the Plan. (c) “Award Agreement” means the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award. (d) “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time. (e) “Cash-Based Award” means an Award that entitles the Participant to receive a cash-denominated payment. (f) “Change in Control” means the occurrence of any of the following events: (i) A change in the composition of the Board occurs, as a result of which fewer than one-half of the incumbent directors are directors who either: (A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or (B) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 2 provided, however, that for this purpose, the “original directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; (ii) Any “person” or “group” (as defined below), other than the Permitted Holders, who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”), unless the Permitted Holders have the right (pursuant to contract, proxy or otherwise), directly or indirectly, to designate, nominate or appoint a majority of the Board of Directors of the Company; except that any change in the relative beneficial ownership of the Company’s securities by any person or group resulting solely from a reduction in the aggregate number of outstanding Shares of Base Capital Stock, and any decrease thereafter in such person or group’s ownership of securities, shall be disregarded until such person or group increases in any manner, directly or indirectly, such person or group’s beneficial ownership of any securities of the Company; (iii) The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not Permitted Holders or stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the Base Capital Stock or the voting power of the outstanding securities of any direct or indirect parent corporation of the Company (or its successor) ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors; or (iv) The sale, transfer, or other disposition of all or substantially all of the Company’s assets other than to any of the Permitted Holders. For purposes of subsection (f)(i) above, the term “look-back” date means the later of (1) the Effective Date and (2) the date that is twenty-four (24) months prior to the date of the event that may constitute a Change in Control. For purposes of subsection (f)(ii) above, the terms “person” and “group” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary, (2) a corporation owned directly or indirectly by the

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 3 stockholders of the Company in substantially the same proportions as their ownership of the Stock, and (3) the Company or any Subsidiary of the Company. Notwithstanding anything to the contrary in this definition or any provision of Section 13d- 3 of the Exchange Act, (A) if any group includes one or more Permitted Holders, the issued and outstanding equity interests of the Company, directly or indirectly owned by the Permitted Holders that are part of such group shall not be treated as being beneficially owned by such group or any other member of such group, (B) a person or group shall not be deemed to beneficially own equity interests of the Company to be acquired by such person or group pursuant to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the equity interests in the Company in connection with the transactions contemplated by such agreement and (C) a person or group will not be deemed to beneficially own the equity interests of another person as a result of its ownership of equity interests or other securities of such other person’s parent (or related contractual rights) unless it owns fifty percent (50%) or more of the voting power of the outstanding securities of such person’s parent ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors. Notwithstanding anything to the contrary in this definition, a Change in Control will not result from (A) the pledge of the Operating Partnership Units held by the Saul Organization or (B) the foreclosure on such Operating Partnership Units by a creditor of the Saul Organization if the creditor does not convert the Operating Partnership Units to shares of Stock of the Company. Any other provision of this Section 2(f) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission (the “SEC”) in connection with an initial or secondary public offering of securities or debt of the Company to the public or on account of any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof. (g) “Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. (h) “Committee” means the Compensation Committee as designated by the Board which is authorized to administer the Plan as described in Section 3 hereof. (i) “Company” means Saul Centers, Inc., a Maryland corporation, including any successor thereto. (j) “Consultant” means an individual who is a consultant or advisor and who provides bona fide services to the Company, a Parent, a Subsidiary, or an Affiliate as an independent contractor (not including service as a member of the Board) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 4 (k) “Disability” means any permanent and total disability as defined by Section 22(e)(3) of the Code, or in the case of a Participant outside the United States, such other definition as determined by the Committee for purposes of the Plan taking into consideration the provisions of applicable law. (l) “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary, or an Affiliate. (m) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. (n) “Exercise Price” means, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Option Award Agreement. “Exercise Price” means, in the case of a SAR, an amount, as specified in the applicable SAR Award Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR. (o) “Fair Market Value” with respect to a Share means the market price of one Share determined by the Committee as follows: (i) If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system; (ii) If the Stock was traded on any established stock exchange (such as the New York Stock Exchange (“NYSE”), The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; or (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. The determination of fair market value for purposes of tax withholding may be made in the Committee’s discretion subject to applicable law and is not required to be consistent with the determination of Fair Market Value for other purposes. For any date that is not a trading day, the Fair Market Value of a share of Stock for such date shall be determined under clauses (i) and (ii) above with reference to the immediately preceding trading day. In all cases, the determination of Fair Market Value by the Committee shall

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 5 be conclusive and binding on all persons and shall be consistent with the rules of Section 409A and Section 422 of the Code to the extent applicable. (p) “ISO” means an Option intended to be an “incentive stock option” described in Section 422 of the Code. Each Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO in the applicable Option Award Agreement. (q) “Nonstatutory Option” or “NSO” means an Option that is not an ISO. (r) “Operating Partnership Units” means the interest held by the Saul Organization in the Saul Holdings Limited Partnership. (s) “Option” means an option entitling the holder to acquire Shares upon payment of the exercise price. (t) “Outside Director” means a member of the Board who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary. (u) “Parent” means any entity (other than the Company) in an unbroken chain of entities ending with the Company, if each of the entities other than the Company owns equity interests possessing fifty percent (50%) or more of the total combined voting power of all equity interests in one of the other entities in such chain. An entity that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date. (v) “Participant” means a person who holds an Award. (w) “Permitted Holders” means, as of the date of determination: (i) B. Francis Saul II; (ii) Saul Organization if it converts all or any portion of its Operating Partnership Units to shares of Stock; (iii) affiliates of the Saul Organization; (iv) family members or the relatives of the persons described in subclause (i); (v) any trusts created for the benefit of the persons described in subclause (i) or (iv); (vi) any trust for the benefit of any such trust; or (vii) in the event of the incompetence or death of any of the persons described in subclauses (i) and (ii), such person’s estate, executor, administrator, committee or other personal representative or beneficiaries, in each case who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, equity interests of the Company.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 6 (x) “Plan” means this 2024 Stock Incentive Plan of Saul Centers, Inc., as amended from time to time. (y) “Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option or SAR), as specified by the Committee. (z) “Restricted Share” means a Share subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified performance or other vesting conditions are not satisfied awarded under the Plan. (aa) “SAR” means a right entitling the holder upon exercise to receive an amount (payable in cash or in Stock of equivalent value) equal to the excess of the Fair Market Value of the Stock subject to the right over the Exercise Price from which appreciation under the SAR is to be measured. (bb) “Saul Organization” means B.F. Saul Company, the B.F. Saul Real Estate Investment Trust, Dearborn, LLC, SHLP Unit Acquisition Corporation, Avenel Executive Park, Phase II, LLC, Westminster Investing LLC, Van Ness Square Corporation, and 1592 Rockville Pike LLC, as well as other affiliated entities and any successor entities. (cc) “Section 409A” means Section 409A of the Code. (dd) “Securities Act” means the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder. (ee) “Service” means service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service terminates three (3) months after an Employee goes on a bona fide leave of absence that was approved by the Company in writing, except where the terms of the approved leave provide otherwise, or when continued Service crediting is required by applicable law. For purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan. Unless a different treatment is approved by the Company, vesting will be adjusted pro-rata for any approved reductions in work hours (for example, from full-time to part-time) other than due to an approved leave of absence as discussed in the prior sentence (i.e., the portion of the award vesting on each vesting date is reduced pro-rata based on the reduction in hours worked). (ff) “Share” means one share of Stock as adjusted in accordance with Section 12 (if applicable). (gg) “Stock” means the common stock, par value $0.01 per Share, of the Company.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 7 (hh) “Stock-Based Award” means an Award other than an Option, a SAR, a Restricted Share, a Stock Unit that is convertible into or otherwise based on Shares. (ii) “Stock Unit” means a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash measured by the value of a Share on a future date) and may be subject to the satisfaction of performance or other vesting conditions. (jj) “Subsidiary” means any entity, if the Company owns and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all equity interests of such entity. An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. The determination of whether an entity is a “Subsidiary” shall be made in accordance with Section 424(f) of the code. SECTION 3. ADMINISTRATION. (a) Committee Composition. The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy such requirements of the NYSE, and as the SEC may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act. (b) Committee Appointment. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan, grant Awards under the Plan and determine all terms of such grants, in each case with respect to all Employees, Consultants and Outside Directors (except such as may be on such committee), provided that such committee or committees may perform these functions only with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions: (i) To interpret the Plan and to apply its provisions; (ii) To adopt, amend, or rescind rules, procedures, and forms relating to the Plan; (iii) To adopt, amend, or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws; (iv) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 8 (v) To determine when Awards are to be granted under the Plan; (vi) To select the Participants to whom Awards are to be granted; (vii) To determine the type of Award and number of Shares or amount of cash to be made subject to each Award; (viii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as an NSO, and to specify the provisions of the agreement relating to such Award; (ix) To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired; (x) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration; (xi) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage; (xii) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business; (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement; (xiv) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting, and/or ability to retain any Award; and (xv) To take any other actions deemed necessary or advisable for the administration of the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 9 such member of the Committee has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan. SECTION 4. ELIGIBILITY. (a) General Rule. The Committee will select Participants from among Employees, Consultants and Outside Directors. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 4(a) who are employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Options, other than ISOs, and SARs is limited to individuals described in the first sentence of this Section 4(a) who are providing direct services on the date of grant of the Award to the Company or to a subsidiary of the Company that would be described in the first sentence of Section 1.409A-1(b)(5)(iii)(E) of the United States Treasury Regulations. (b) Ten-Percent Stockholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code. (c) Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. (d) Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person. SECTION 5. STOCK SUBJECT TO PLAN; OUTSIDE DIRECTOR COMPENSATION LIMIT. (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued shares or treasury shares. The maximum aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 2,000,000 Shares (the “Share Reserve”). Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed five (5) times the number of Shares provided under clause (i) above plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 5(b), but nothing in this Section 5 will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 10 Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. (b) Additional Shares. If Restricted Shares or Shares issued upon the exercise of options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options, or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units or SARs are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units or SARs shall reduce the number available in Section 5(a) and the balance (including any Shares withheld to satisfy tax withholding obligations) shall again become available for Awards under the Plan. Any Shares withheld to satisfy the Exercise Price or tax withholding obligation pursuant to any Award of Options or SARs shall be added back to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan except for Shares that are forfeited and do not become vested. (c) Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution, or replacement of stock options, stock appreciation rights, stock units, or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution, or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation, or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a) (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5(b) above), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan. (d) Outside Director Compensation Limit. The maximum number of Shares subject to Awards granted under the Plan during any one calendar year to any Outside Director taken together with any cash fees paid by the Company to such Outside Director during such calendar year for service on the Board (other than the calendar year in which an Outside Director commences service on the Board), will not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes), or, with respect to the calendar year in which an Outside Director is first appointed or elected to the Board, $500,000. SECTION 6. RESTRICTED SHARES. (a) Restricted Share Award Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 11 (b) Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services, and future services. (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company. (d) Voting and Dividend Rights. A holder of Restricted Shares awarded under the Plan shall have the same voting, dividend, and other rights as the Company’s other stockholders, except that in the case of any unvested Restricted Shares, the holder shall not be entitled to any dividends or other distributions paid or distributed by the Company in respect of outstanding Shares. Notwithstanding the foregoing, at the Committee’s discretion, the holder of unvested Restricted Shares may be credited with such dividends and other distributions, provided that such dividends and other distributions shall be paid or distributed to the holder only if, when and to the extent such unvested Restricted Shares vest. The value of dividends and other distributions payable or distributable with respect to any unvested Restricted Shares that do not vest shall be forfeited. At the Committee’s discretion, the Restricted Share Award Agreement may require that the holder of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions as the Award with respect to which the dividend was paid. For the avoidance of doubt, other than with respect to the right to receive dividends and other distributions, the holders of unvested Restricted Shares shall have the same voting rights and other rights as the Company’s other stockholders in respect of such unvested Restricted Shares. (e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal, or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. SECTION 7. TERMS AND CONDITIONS OF OPTIONS. (a) Option Award Agreement. Each grant of an Option under the Plan shall be evidenced by an Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Option Award Agreement. The Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Option Award Agreements entered into under the Plan need not be identical. (b) Number of Shares. Each Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 12 (c) Exercise Price. Each Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant (one hundred and ten percent (110%) for ISOs granted to Employees described in Section 4(b)), and the Exercise Price of an NSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8. (d) Withholding Taxes. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. (e) Exercisability and Term. Each Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Option Award Agreement shall also specify the term of the Option; provided that the term of an option shall in no event exceed ten (10) years from the date of grant (five (5) years for ISOs granted to Employees described in Section 4(b)). An Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire. (f) Exercise of Options. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. (g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. (h) No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option or other Award until the date of the issuance of a stock certificate or other evidence of ownership for such Shares or until the Participant’s ownership of such Shares shall have been entered into the books of the registrar in the case of uncertificated stock. No adjustments shall be made, except as provided in Section 12.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 13 (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend, or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair the Participant’s rights or obligations under such Option; provided, however, that an amendment or modification that may cause an ISO to become an NSO, and any amendment or modification that is required to comply with the rules applicable to ISOs, shall not be treated as materially impairing the rights or obligations of the Participant. (j) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. (k) Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish. SECTION 8. PAYMENT FOR SHARES. (a) General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below. (b) Surrender of Stock. To the extent that an Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or the Participant’s representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes. (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b). (d) Cashless Exercise. To the extent that an Option Award Agreement so provides, if the Stock is traded on an established securities market, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 14 to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price. (e) Exercise/Pledge. To the extent that an Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price. (f) Net Exercise. To the extent that an Option Award Agreement so provides, by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or any other form of payment permitted under the Option Award Agreement. (g) Promissory Note. To the extent that an Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. (h) Other Forms of Payment. To the extent that an Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations, and rules. (i) Limitations under Applicable Law. Notwithstanding anything herein or in an Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion. SECTION 9. STOCK APPRECIATION RIGHTS. (a) SAR Award Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical. (b) Number of Shares. Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12. (c) Exercise Price. Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 15 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion. (d) Exercisability and Term. Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR provided that the term of the SAR shall in no event exceed ten (10) years from the date of grant. A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, retirement, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control. (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company. (f) Exercise of SARs. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after the Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. (g) Modification, Extension or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or cash. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair the Participant’s rights or obligations under such SAR. (h) Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (ii) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish. SECTION 10. STOCK UNITS. (a) Stock Unit Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Award Agreements entered into under the Plan need not be identical.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 16 (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients. (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award Agreement. A Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, retirement, or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company. (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right, if awarded, entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents may also be converted into additional Stock Units at the Committee’s discretion. Dividend equivalents shall not be distributed prior to settlement of the Stock Unit to which the dividend equivalents pertain. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach. The value of dividend equivalents payable or distributable with respect to any unvested Stock Units that do not vest shall be forfeited. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the applicable requirements of Section 409A to the extent applicable to the Participant. (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Award Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A, to the extent applicable. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12. (f) Death of Participant. Any Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries, provided the Committee has permitted the designation of a beneficiary and such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Committee. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company, provided the Committee has permitted the designation of beneficiaries. A beneficiary designation may be changed by filing the prescribed

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 17 form with the Company at any time before the Participant’s death. If the Committee has not permitted the designation of a beneficiary, if no beneficiary was designated or if no designated beneficiary survives the Participant, then any Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate. (g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company subject to the terms and conditions of the applicable Stock Unit Award Agreement. SECTION 11. CASH-BASED AWARDS AND STOCK BASED AWARDS. The Committee may, in its sole discretion, grant Cash-Based Awards and Stock-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award Agreement. The Committee shall determine the maximum duration of the Cash-Based Award or Stock-Based Awards, the amount of cash which may be payable pursuant to the Cash- Based Award, the conditions upon which the Cash-Based Award or Stock-Based Awards shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula, or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award or Stock-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in Shares, as the Committee determines. SECTION 12. ADJUSTMENT OF SHARES. (a) Adjustments. (i) Recapitalization Transactions. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in: (A) The class(es) and number of securities available for future Awards and the limitations set forth under Section 5; (B) The class(es) and number of securities covered by each outstanding Award; and (C) The Exercise Price under each outstanding Option and SAR.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 18 (ii) Other adjustments. In the event of other transactions, the Committee may make such changes as provided in subsection (a) herein, as it determines are necessary or appropriate to avoid distortion in the operation of the Plan. (iii) Committee’s Authority. The Committee’s determinations will be final, binding and conclusive. (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs, and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company. (c) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A, to the extent applicable, such agreement may provide for, without limitation, one or more of the following: (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation; (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary; (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards; (iv) Immediate vesting, exercisability, or settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction; (v) Cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the merger or reorganization, in exchange for such cash or equity consideration (including no consideration) as the Committee, in its sole discretion, may consider appropriate; or (vi) Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), provided that any such amount may be delayed to the same extent that payment of consideration to the holders of Stock in connection with the merger or reorganization is delayed as a result of escrows, earnouts, holdbacks or other contingencies;

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 19 in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to Section 409A will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A. Any actions hereunder will comply with, or be exempt from, Section 409A to the extent determined by the Committee to be reasonably practicable. The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. (d) Reservation of Rights. Except as provided in this Section 12, a Participant shall have no rights by reason of any subdivision or consolidation of Shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of Shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets. In the event of any potential change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event. SECTION 13. DEFERRAL OF AWARDS. (a) Committee Powers. Subject to compliance with Section 409A, the Committee (in its sole discretion) may permit or require a Participant to: (i) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books; (ii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or (iii) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 20 (b) General Rules. A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures, and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13. SECTION 14. AWARDS UNDER OTHER PLANS. The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5. SECTION 15. PAYMENT OF DIRECTOR’S FEES IN SECURITIES. (a) Effective Date. No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision. (b) Elections to Receive NSOs, SARs, Restricted Shares, or Stock Units. An Outside Director may elect to receive the Outside Director’s annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares, Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares, and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form. (c) Number and Terms of NSOs, SARs, Restricted Shares or Stock Units. The number of NSOs, SARs, Restricted Shares, or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, SARs, Restricted Shares, or Stock Units shall also be determined by the Board. SECTION 16. LEGAL AND REGULATORY REQUIREMENTS. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, United States state securities laws and regulations, the regulations of any stock exchange on which the Company’s securities may then be listed and any foreign securities, exchange control or other applicable laws, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non- issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 21 issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan. SECTION 17. TAXES. (a) Withholding Taxes. To the extent required by applicable federal, state, local, or foreign law, a Participant or the Participant’s successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied. (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of the Participant’s withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that the Participant previously acquired. Such Shares shall be valued at their fair market value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum applicable tax withholding. (c) Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six (6) months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties, and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A. SECTION 18. TRANSFERABILITY. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 22 Section 422 of the Code. Any purported assignment, transfer, or encumbrance in violation of this Section 18 shall be void and unenforceable against the Company. SECTION 19. PERFORMANCE BASED AWARDS. The number of Shares or other benefits granted, issued, retained, and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals. SECTION 20. RECOUPMENT. In the event that the Company is required to prepare restated financial results owing to an executive officer’s intentional misconduct or grossly negligent conduct, the Committee shall have the authority, to the extent permitted by applicable law, to require reimbursement or forfeiture to the Company of the amount of bonus or incentive compensation (whether cash-based or equity- based) such executive officer received during a fixed period, determined by the Committee, preceding the year the restatement is determined to be required, to the extent that such bonus or incentive compensation exceeds what the officer would have received based on an applicable restated performance measure or target. The Company will also recoup incentive-based compensation in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), Section 303A.14 of the NYSE Listed Company Manual and any other rules, regulations and/or listing standards that may be issued under the Dodd-Frank Act or by the SEC or the NYSE. Any right of recoupment under this provision will be in addition to, and not in lieu of, any other rights of recoupment that may be available to the Company. No recovery of compensation under any clawback policy or this Section 20 will constitute an event giving rise to a Participant’s right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or Affiliates. SECTION 21. NO EMPLOYMENT RIGHTS. No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and/or its Subsidiaries, as applicable, reserve the right to terminate any person’s Service at any time and for any reason, with or without notice. SECTION 22. DURATION AND AMENDMENTS. (a) Term of the Plan. The Plan, as set forth herein, shall come into existence on the date of its adoption by the Board; provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board may suspend or terminate the Plan at any time. No ISOs may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved the stockholders of the Company. (b) Right to Amend the Plan. The Board may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment except with consent of the Participant. An

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 23 amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. (c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan. SECTION 23. AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, to comply with the laws in countries outside the United States in which the Company and its Subsidiaries and Affiliates operate or in which Participants work or reside, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Participants outside the United States will be eligible to participate in the Plan; (b) modify the terms and conditions of any Award granted to Participants outside the United States; (c) establish sub-plans and modify exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Subsidiaries and Affiliates or Participants in particular locations; provided that no such sub-plans and/or modifications shall take precedence over Section 3 of the Plan or otherwise require stockholder approval; (d) take any action, before or after an Award is granted, that it deems advisable to obtain approval or to facilitate compliance with any necessary local governmental regulatory exemptions or approvals and (e) impose conditions on the exercise, vesting, or settlement of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive an Award under the Plan or on death, Disability, retirement or other termination of employment, available methods of exercise or settlement of an Award, payment of income tax, social insurance contributions and payroll taxes, the shifting of employer tax or social insurance contribution liability to a Participant, the withholding procedures and handling of any Stock certificates or other indicia of ownership. Notwithstanding the foregoing, the Board will only take action and grant Awards that comply with applicable laws. SECTION 24. GOVERNING LAW. The Plan and each Award Agreement and all disputes or controversies arising out of or relating thereto shall be governed by, and construed in accordance with, the internal laws of the State of Maryland, without application of the conflicts of law principles thereof. SECTION 25. SUCCESSORS AND ASSIGNS. The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12(c). SECTION 26. EXECUTION. To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN 24 SAUL CENTERS, INC. By: /s/ B. Francis Saul II Name: B. Francis Saul II Title: Chairman of the Board and Chief Executive Officer Date: May 17, 2024

First Amendment to Saul Centers, Inc. 2024 Stock Incentive Plan FIRST AMENDMENT TO SAUL CENTERS, INC. 2024 STOCK INCENTIVE PLAN This First Amendment (this “Amendment”) to the Saul Centers, Inc. 2024 Stock Incentive Plan (the “Plan”), is dated as of May 15, 2024. Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning afforded such term under the Plan. WHEREAS, the Board of Directors (the “Board”) of Saul Centers, Inc., a Maryland corporation (the “Company”), previously adopted the Plan; WHEREAS, pursuant to Section 22(b) of the Plan, the Board may amend the Plan at any time; and WHEREAS, the Board believes that it is in the best interests of the Company and its stockholders to amend the Plan to provide that repricings and cash buyouts of Awards are subject to approval of stockholders of the Company. NOW, THEREFORE, the Plan is hereby amended as follows: 1. Section 7(i) of the Plan is hereby deleted in its entirety and replaced with the following: “Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend, or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash; provided, however, that other than in connection with an adjustment of Awards pursuant to Section 12, the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for cash or the grant of new Awards when the Exercise Price is greater than the Fair Market Value of the Shares covered by such Options, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair the Participant’s rights or obligations under such Option; provided, however, that an amendment or modification that may cause an ISO to become an NSO, and any amendment or modification that is required to comply with the rules applicable to ISOs, shall not be treated as materially impairing the rights or obligations of the Participant.” 2. Section 7(k) of the Plan is hereby deleted in its entirety and replaced with the following: “Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish; provided, however, that except as permitted under Section 12(c) in connection with a merger or reorganization of the Company, the Committee shall take no such action unless such action has been approved by the Company’s stockholders.” 3. Section 9(g) of the Plan is hereby deleted in its entirety and replaced with the following: “Modification, Extension or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or cash; provided, however, that other than in connection with an adjustment of Awards pursuant to Section 12, the Committee may not modify outstanding SARs to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding SARs in return for cash or the grant of new Awards when the Exercise Price is greater than the Fair Market Value of the Shares covered by such SARs, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair the Participant’s rights or obligations under such SAR.”

4. Section 9(h) of the Plan is hereby deleted in its entirety and replaced with the following: “Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (ii) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish; provided, however, that except as permitted under Section 12(c) in connection with a merger or reorganization, the Committee shall take no such action unless such action has been approved by the Company’s stockholders.” Except as specifically provided herein, the Plan amended by this Amendment shall remain in full force and effect. This Amendment shall not operate as a modification, acceptance or waiver of any provision of the Plan except as specifically set forth herein.